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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                               SEPTEMBER 15, 2006

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                      IRONCLAD PERFORMANCE WEAR CORPORATION
               (Exact name of registrant as specified in charter)

                                     NEVADA
         (State or other Jurisdiction of Incorporation or Organization)


         0-16075                                         95-4762694
 (Commission File Number)                     (IRS Employer Identification No.)

                           2201 PARK PLACE, SUITE 101
                              EL SEGUNDO, CA 92045
                         (Address of Principal Executive
                              Offices and zip code)

                                 (310) 577-5820
              (Registrant's telephone number, including area code)




                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         On September 15, 2006, we entered into a Factoring Agreement (the "FACTORING AGREEMENT") with Wells Fargo Century, Inc. ("WELLS FARGO"). The following summary of the principal terms of the Factoring Agreement is a general description only and is subject to the detailed terms and conditions of the Factoring Agreement. Copies of the Factoring Agreement, and the related Security Agreement, are attached hereto as Exhibit 10.1 and 10.2 and are incorporated herein by reference.

            Pursuant to the terms of the Factoring Agreement, we agreed to assign and sell to Wells Fargo, as factor, our accounts receivable on a going-forward basis (our "Receivables"), at a purchase price equal to the net amount of the Receivables, after all discounts available or taken, less the amount of Wells Fargo's commission of 0.25% (or 3% with respect to certain identified customers), which purchase price is due within one business day of Wells Fargo's collection of each Receivable. Wells Fargo is not assuming any credit risk with respect to the Receivables.

            At our request, Wells Fargo may, in its discretion, make advances to us on the purchase price of Eligible Receivables (as defined in the Factoring Agreement) in an amount up to the lesser of (a) eighty-five (85%) of the net amount of our Eligible Receivables, and (b) Three Million Dollars ($3,000,000). Advances bear interest at the prime rate announced from time to time by Wells Fargo Bank N.A. (or such other bank as Wells Fargo shall select in its discretion) as its "prime" or base rate for commercial loans, which was 8.25% at September 15, 2006.

            The Factoring Agreement has an initial term of twelve (12) months.

            Our obligations under the Factoring Agreement are secured by a lien on substantially all of our assets, including a first priority lien on our accounts receivable and inventory.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits:

EXHIBIT NUMBER            DOCUMENT

    10.1 Factoring Agreement by and between Ironclad Performance Wear Corporation and Wells Fargo Century, Inc., effective September 15, 2006.

    10.2 Letter of Credit and Security Agreement by and between Ironclad Performance Wear Corporation and Wells Fargo Century, Inc., effective September 15, 2006.

    99.1 Press Release issued by Ironclad Performance Wear Corporation, dated September 18, 2006.


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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           IRONCLAD PEFORMANCE WEAR CORPORATION



       Date: September 21, 2006            By:  /s/ Thomas E. Walsh
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                                                Thomas E. Walsh
                                                Executive Vice President and
                                                Chief Financial Officer


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